THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

SUPPLEMENT TO THE PROSPECTUSES (MAY 1, 2020)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

VARIABLE LIFE

VARIABLE COMPLIFE®

VARIABLE JOINT LIFE

VARIABLE EXECUTIVE LIFE

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

VARIABLE UNIVERSAL LIFE PLUS

EXECUTIVE VARIABLE UNIVERSAL LIFE – II

VARIABLE UNIVERSAL LIFE PLUS – NY

CUSTOM VARIABLE UNIVERSAL LIFE

EXECUTIVE VARIABLE UNIVERSAL LIFE

SURVIVORSHIP VARIABLE UNIVERSAL LIFE

Effective on or about January 29, 2021, BlackRock Advisors, LLC (“BlackRock”) will begin serving as sub-adviser for the Index 500 Stock Portfolio and any and all references to the sub-adviser shall refer to BlackRock.

Effective on or about January 29, 2021, Northern Trust Investments, Inc. (“Northern Trust”) will begin serving as the sub-adviser for the Index 400 Stock Portfolio and Index 600 Stock Portfolio and any and all references to the sub-adviser shall refer to Northern Trust.

In the section titled, “The Funds – Northwestern Mutual Series Fund, Inc.”, the following table is amended to contain the following information for the Portfolios:

Portfolio	Investment Objective	Sub-adviser (if applicable)
Index 500 Portfolio	Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	BlackRock Advisors, LLC
Index 400 Portfolio	Investment results that approximate the performance of the Standard & Poor’s MidCap 400® Stock Price Index	Northern Trust Investments, Inc.
Index 600 Portfolio	Investment results that approximate the performance of the Standard & Poor’s Small Cap 600® Stock Price Index	Northern Trust Investments, Inc.

Please note that some systems and forms may temporarily reference Mason Street Advisors, LLC as the sole investment adviser for these Portfolios.

This Supplement is dated November 16, 2020.